MORGAN STANLEY INSTITUTIONAL FUND, INC.
ARTICLES SUPPLEMENTARY
            MORGAN STANLEY INSTITUTIONAL
FUND, INC., a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland (the "Department") that:
            FIRST: The Corporation is registered as an open-end investment company under the Investment
Company Act of 1940.
            SECOND:  The Board of Directors of the
Corporation (the "Board of Directors"), at a meeting duly convened and held on April 25, 2012 adopted resolutions which: (i) increased the total number of shares of stock which the Corporation has authority to issue to fifty-three billion five hundred million (53,500,000,000) shares of common stock; (ii) established one (1) additional portfolio of common stock consisting of four classes, designated as Frontier Emerging Markets Portfolio - Class I, Frontier Emerging Markets Portfolio - Class P, Frontier Emerging Markets Portfolio - Class H and Frontier Emerging
Markets Portfolio - Class L; and (iii) classified
500,000,000 shares of common stock as shares of Frontier Emerging Markets Portfolio - Class I, 500,000,000 shares of common stock as shares of Frontier Emerging Markets Portfolio - Class P, 500,000,000 shares of common stock as shares of Frontier Emerging Markets Portfolio - Class H and 500,000,000 shares of common stock as shares of Frontier Emerging Markets Portfolio - Class L.
            THIRD:  The terms applicable to the
classes of common stock designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Articles of Restatement of the Corporation, as amended and supplemented (the
"Charter").
            FOURTH:  As of immediately before the
increase in the number of authorized shares as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was fifty-one billion five hundred million (51,500,000,000) shares of common stock, having an aggregate par value of fifty-five million five hundred thousand dollars ($55,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS
NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International Allocation Portfolio - Class I
500,000,000 shares
Active International Allocation Portfolio - Class P
500,000,000 shares
Active International Allocation Portfolio - Class H
500,000,000 shares
Active International Allocation Portfolio - Class L
500,000,000 shares
Advantage Portfolio - Class I
500,000,000 shares
Advantage Portfolio - Class P
500,000,000 shares
Advantage Portfolio - Class H
500,000,000 shares
Advantage Portfolio - Class L
500,000,000 shares
Asian Equity Portfolio - Class I
500,000,000 shares
Asian Equity Portfolio - Class P
500,000,000 shares
Asian Equity Portfolio - Class H
500,000,000 shares
Asian Equity Portfolio - Class L
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class I+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class P+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class H+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class L+
500,000,000 shares
Emerging Markets External Debt Portfolio -  Class I
500,000,000 shares
Emerging Markets External Debt Portfolio -  Class P
500,000,000 shares
Emerging Markets External Debt Portfolio -  Class H
500,000,000 shares
Emerging Markets External Debt Portfolio -  Class L
500,000,000 shares
Emerging Markets Portfolio - Class I
500,000,000 shares
Emerging Markets Portfolio - Class P
500,000,000 shares
Emerging Markets Portfolio - Class H
500,000,000 shares
Emerging Markets Portfolio - Class L
500,000,000 shares
Focus Growth Portfolio - Class I
500,000,000 shares
Focus Growth Portfolio - Class P
500,000,000 shares
Focus Growth Portfolio - Class H
500,000,000 shares
Focus Growth Portfolio - Class L
500,000,000 shares
Global Advantage Portfolio - Class I
500,000,000 shares
Global Advantage Portfolio - Class P
500,000,000 shares
Global Advantage Portfolio - Class H
500,000,000 shares
Global Advantage Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio - Class I
500,000,000 shares
Global Discovery Portfolio - Class P
500,000,000 shares
Global Discovery Portfolio - Class H
500,000,000 shares
Global Discovery Portfolio - Class L
500,000,000 shares
Global Franchise Portfolio - Class I
500,000,000 shares
Global Franchise Portfolio - Class P
500,000,000 shares
Global Franchise Portfolio - Class H
500,000,000 shares
Global Franchise Portfolio - Class L
500,000,000 shares
Global Insight Portfolio - Class I
500,000,000 shares
Global Insight Portfolio - Class H
500,000,000 shares
Global Insight Portfolio - Class L
500,000,000 shares
Global Opportunity Portfolio - Class I
500,000,000 shares
Global Opportunity Portfolio - Class P
500,000,000 shares
Global Opportunity Portfolio - Class H
500,000,000 shares
Global Opportunity Portfolio - Class L
500,000,000 shares
Global Real Estate Portfolio - Class I
500,000,000 shares
Global Real Estate Portfolio - Class P
500,000,000 shares
Global Real Estate Portfolio - Class H
500,000,000 shares
Global Real Estate Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class P
500,000,000 shares
Growth Portfolio - Class H
500,000,000 shares
Growth Portfolio - Class L
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class H
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
International Advantage Portfolio - Class I
500,000,000 shares
International Advantage Portfolio - Class P
500,000,000 shares
International Advantage Portfolio - Class H
500,000,000 shares
International Advantage Portfolio - Class L
500,000,000 shares
International Equity Portfolio - Class I
500,000,000 shares
International Equity Portfolio - Class P
500,000,000 shares
International Equity Portfolio - Class H
500,000,000 shares
International Equity Portfolio - Class L
500,000,000 shares
International Opportunity Portfolio - Class I
500,000,000 shares
International Opportunity Portfolio - Class P
500,000,000 shares
International Opportunity Portfolio - Class H
500,000,000 shares
International Opportunity Portfolio - Class L
500,000,000 shares
International Real Estate Portfolio - Class I
500,000,000 shares
International Real Estate Portfolio - Class P
500,000,000 shares
International Real Estate Portfolio - Class H
500,000,000 shares
International Real Estate Portfolio - Class L
500,000,000 shares
International Small Cap Portfolio - Class I
1,000,000,000 shares
International Small Cap Portfolio - Class P
500,000,000 shares
International Small Cap Portfolio - Class H
500,000,000 shares
International Small Cap Portfolio - Class L
500,000,000 shares
Multi-Asset Portfolio - Class I
500,000,000 shares
Multi-Asset Portfolio - Class P
500,000,000 shares
Multi-Asset Portfolio - Class H
500,000,000 shares
Multi-Asset Portfolio - Class L
500,000,000 shares
Opportunity Portfolio - Class I
500,000,000 shares
Opportunity Portfolio - Class P
500,000,000 shares
Opportunity Portfolio - Class H
500,000,000 shares
Opportunity Portfolio - Class L
500,000,000 shares
Select Global Infrastructure Portfolio - Class I
500,000,000 shares
Select Global Infrastructure Portfolio - Class P
500,000,000 shares
Select Global Infrastructure Portfolio - Class H
500,000,000 shares
Select Global Infrastructure Portfolio - Class L
500,000,000 shares
Small Company Growth Portfolio - Class I
500,000,000 shares
Small Company Growth Portfolio - Class P
500,000,000 shares
Small Company Growth Portfolio - Class H
500,000,000 shares
Small Company Growth Portfolio - Class L
500,000,000 shares
Total Emerging Markets Portfolio - Class I
500,000,000 shares
Total Emerging Markets Portfolio - Class P
500,000,000 shares
Total Emerging Markets Portfolio - Class H
500,000,000 shares
Total Emerging Markets Portfolio - Class L
500,000,000 shares
U.S. Real Estate Portfolio - Class I
500,000,000 shares
U.S. Real Estate Portfolio - Class P
500,000,000 shares
U.S. Real Estate Portfolio - Class H
500,000,000 shares
U.S. Real Estate Portfolio - Class L
500,000,000 shares
Total
51,500,000,000 shares
+	The par value of all shares of common stock of
all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt
Portfolio - Class I, Emerging Markets Domestic
Debt Portfolio - Class P, Emerging Markets
Domestic Debt Portfolio - Class H and
Emerging Markets Domestic Debt Portfolio -
Class L, which have a par value of $0.003 per share.
            FIFTH: As increased, the total number of shares of stock of all classes that the Corporation has authority to issue is fifty-three billion five hundred million
(53,500,000,000) shares of common stock, having an aggregate par value of fifty-seven million five hundred thousand dollars ($57,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS
NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International Allocation Portfolio - Class I
500,000,000 shares
Active International Allocation Portfolio - Class P
500,000,000 shares
Active International Allocation Portfolio - Class H
500,000,000 shares
Active International Allocation Portfolio - Class L
500,000,000 shares
Advantage Portfolio - Class I
500,000,000 shares
Advantage Portfolio - Class P
500,000,000 shares
Advantage Portfolio - Class H
500,000,000 shares
Advantage Portfolio - Class L
500,000,000 shares
Asian Equity Portfolio - Class I
500,000,000 shares
Asian Equity Portfolio - Class P
500,000,000 shares
Asian Equity Portfolio - Class H
500,000,000 shares
Asian Equity Portfolio - Class L
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class I+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class P+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class H+
500,000,000 shares
Emerging Markets Domestic Debt Portfolio - Class L+
500,000,000 shares
Emerging Markets External Debt Portfolio  - Class I
500,000,000 shares
Emerging Markets External Debt Portfolio  - Class P
500,000,000 shares
Emerging Markets External Debt Portfolio  - Class H
500,000,000 shares
Emerging Markets External Debt Portfolio  - Class L
500,000,000 shares
Emerging Markets Portfolio - Class I
500,000,000 shares
Emerging Markets Portfolio - Class P
500,000,000 shares
Emerging Markets Portfolio - Class H
500,000,000 shares
Emerging Markets Portfolio - Class L
500,000,000 shares
Focus Growth Portfolio - Class I
500,000,000 shares
Focus Growth Portfolio - Class P
500,000,000 shares
Focus Growth Portfolio - Class H
500,000,000 shares
Focus Growth Portfolio - Class L
500,000,000 shares
Frontier Emerging Markets Portfolio - Class I
500,000,000 shares
Frontier Emerging Markets Portfolio - Class P
500,000,000 shares
Frontier Emerging Markets Portfolio - Class H
500,000,000 shares
Frontier Emerging Markets Portfolio - Class L
500,000,000 shares
Global Advantage Portfolio - Class I
500,000,000 shares
Global Advantage Portfolio - Class P
500,000,000 shares
Global Advantage Portfolio - Class H
500,000,000 shares
Global Advantage Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio - Class I
500,000,000 shares
Global Discovery Portfolio - Class P
500,000,000 shares
Global Discovery Portfolio - Class H
500,000,000 shares
Global Discovery Portfolio - Class L
500,000,000 shares
Global Franchise Portfolio - Class I
500,000,000 shares
Global Franchise Portfolio - Class P
500,000,000 shares
Global Franchise Portfolio - Class H
500,000,000 shares
Global Franchise Portfolio - Class L
500,000,000 shares
Global Insight Portfolio - Class I
500,000,000 shares
Global Insight Portfolio - Class H
500,000,000 shares
Global Insight Portfolio - Class L
500,000,000 shares
Global Opportunity Portfolio - Class I
500,000,000 shares
Global Opportunity Portfolio - Class P
500,000,000 shares
Global Opportunity Portfolio - Class H
500,000,000 shares
Global Opportunity Portfolio - Class L
500,000,000 shares
Global Real Estate Portfolio - Class I
500,000,000 shares
Global Real Estate Portfolio - Class P
500,000,000 shares
Global Real Estate Portfolio - Class H
500,000,000 shares
Global Real Estate Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class P
500,000,000 shares
Growth Portfolio - Class H
500,000,000 shares
Growth Portfolio - Class L
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class H
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
International Advantage Portfolio - Class I
500,000,000 shares
International Advantage Portfolio - Class P
500,000,000 shares
International Advantage Portfolio - Class H
500,000,000 shares
International Advantage Portfolio - Class L
500,000,000 shares
International Equity Portfolio - Class I
500,000,000 shares
International Equity Portfolio - Class P
500,000,000 shares
International Equity Portfolio - Class H
500,000,000 shares
International Equity Portfolio - Class L
500,000,000 shares
International Opportunity Portfolio - Class I
500,000,000 shares
International Opportunity Portfolio - Class P
500,000,000 shares
International Opportunity Portfolio - Class H
500,000,000 shares
International Opportunity Portfolio - Class L
500,000,000 shares
International Real Estate Portfolio - Class I
500,000,000 shares
International Real Estate Portfolio - Class P
500,000,000 shares
International Real Estate Portfolio - Class H
500,000,000 shares
International Real Estate Portfolio - Class L
500,000,000 shares
International Small Cap Portfolio - Class I
1,000,000,000 shares
International Small Cap Portfolio - Class P
500,000,000 shares
International Small Cap Portfolio - Class H
500,000,000 shares
International Small Cap Portfolio - Class L
500,000,000 shares
Multi-Asset Portfolio - Class I
500,000,000 shares
Multi-Asset Portfolio - Class P
500,000,000 shares
Multi-Asset Portfolio - Class H
500,000,000 shares
Multi-Asset Portfolio - Class L
500,000,000 shares
Opportunity Portfolio - Class I
500,000,000 shares
Opportunity Portfolio - Class P
500,000,000 shares
Opportunity Portfolio - Class H
500,000,000 shares
Opportunity Portfolio - Class L
500,000,000 shares
Select Global Infrastructure Portfolio - Class I
500,000,000 shares
Select Global Infrastructure Portfolio - Class P
500,000,000 shares
Select Global Infrastructure Portfolio - Class H
500,000,000 shares
Select Global Infrastructure Portfolio - Class L
500,000,000 shares
Small Company Growth Portfolio - Class I
500,000,000 shares
Small Company Growth Portfolio - Class P
500,000,000 shares
Small Company Growth Portfolio - Class H
500,000,000 shares
Small Company Growth Portfolio - Class L
500,000,000 shares
Total Emerging Markets Portfolio - Class I
500,000,000 shares
Total Emerging Markets Portfolio - Class P
500,000,000 shares
Total Emerging Markets Portfolio - Class H
500,000,000 shares
Total Emerging Markets Portfolio - Class L
500,000,000 shares
U.S. Real Estate Portfolio - Class I
500,000,000 shares
U.S. Real Estate Portfolio - Class P
500,000,000 shares
U.S. Real Estate Portfolio - Class H
500,000,000 shares
U.S. Real Estate Portfolio - Class L
500,000,000 shares
Total
53,500,000,000 shares
+	The par value of all shares of common stock of
all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt
Portfolio - Class I, Emerging Markets Domestic
Debt Portfolio - Class P, Emerging Markets
Domestic Debt Portfolio - Class H and
Emerging Markets Domestic Debt Portfolio -
Class L, which have a par value of $0.003 per share.
            SIXTH: The aggregate number of shares of stock of all classes that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General
Corporation Law, and the shares of Frontier Emerging
Markets Portfolio - Class I, Frontier Emerging Markets
Portfolio - Class P, Frontier Emerging Markets Portfolio -
Class H and Frontier Emerging Markets Portfolio - Class L have been classified and designated by the Board of Directors under the authority contained in Article FIFTH,
Section 3 of the Charter.

[SIGNATURE PAGE FOLLOWS]


            IN WITNESS WHEREOF, the Corporation
has caused these Articles Supplementary to be signed in its
name and on its behalf by its President and attested to on its behalf by its Secretary on this 22nd day of June, 2012.
MORGAN
STANLEY
INSTITUTIONAL
FUND, INC.
By:  /s/ Arthur Lev
President

ATTEST:
/s/ Mary E. Mullin
Secretary
            THE UNDERSIGNED, President of
MORGAN STANLEY INSTITUTIONAL FUND, INC.,
who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to
be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


/s/ Arthur Lev
President

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